Welcome!


Fidelity's Vision Statement
Our Vision. Our Values.

We are passionate about success and committed to building strong relationships through superior service. We will be the best bank for our employees to work at, our customers to bank with, our shareholders to invest in, and for our community to prosper.

Service Year Recognition

5 Years	10 Years	15 Years	20 Years	25 Years
Logan Hansman	Patricia Curley	Kevin Scotch	Marty Skodocek	June Capooci
Amanda Burke	Cyndi Uchic	Dan Santaniello	Linda Wishard	
Carrie Hart	Kristin Grow	Nicole Yazinski	Debbie Ratuszny	
Katie Wilcox	Maryann Ellefsen	Donna Gizenski		
Kristi Cleveland	Mary McNichols	Linda Anderson		
Pat Boles	Christine Onder			
Rich Ainey	Michelle Bistran			
	Rona Covalesky			
	Catherine Plishka			
	Lirika Nashi			

Congratulations


EXCELLENCE IN CUSTOMER SERVICE
BANKER OF THE YEAR
OUTSTANDING SERVICE PARTNER

June A. Capooci
Customer Service Representative
Dunmore Branch

Jill Marie Valentini
Retail Branch Manager
Green Ridge Branch

Kristin Grow
Customer Care Center Manager

Congratulations Elaine Motichka!

Congratulation Elaine on your upcoming retirement and all the years of great service you have provided to Fidelity Bank! Elaine was hired at Fidelity 6/17/1968!







Fidelity BANK

Fidelity D & D Bancorp, Inc.

2017 Annual Meeting of Shareholders

Supplemental Financial Information
Year ended December 31, 2016
and First Quarter 2017

Salvatore R. DeFrancesco, Jr., CPA, CGMA
Treasurer and Chief Financial Officer
May 2, 2017

Fidelity
D&D Bancorp, Inc.

Forward-looking Statements

This presentation contains forward-looking statements that describe our future plans, strategies and expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. These risks and uncertainties include, among other things without limitation:

- *the effects of economic deterioration on current customers, specifically the effect of the economy on loan customers' ability to repay loans;*
- *the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;*
- *the impact of new laws and regulations, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations promulgated there under;*
- *impacts of the new capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;*
- *governmental monetary and fiscal policies, as well as legislative and regulatory changes;*
- *effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;*
- *the effect of changes in accounting policies and practices, as may be adopted by banking regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;*
- *the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;*
- *the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;*
- *technological changes;*
- *the interruption or breach in security of our information systems and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;*
- *acquisitions and integration of acquired businesses;*
- *the failure of assumptions underlying the establishment of reserves for loan and lease losses and estimations of values of collateral and various financial assets and liabilities;*
- *volatility in the securities markets;*
- *acts of war or terrorism;*
- *disruption of credit and equity markets;*
- *the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; and*
- *other risks and uncertainties described in this presentation and the other reports that Fidelity D & D Bancorp, Inc. files with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and other current reports filed or furnished on Form 8-K.*

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation, which reflect analyses only as of the date of this presentation. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. For more information please visit our investor relations web site located through www.bankatfidelity.com.

Fidelity BANK

Income Statement Summary

Dollars in Thousands except per share information	Year-To-Date December 31, 2016	2015	Variance	
Net Interest Income	$ 25,137	$ 23,485	$ 1,652	7%
Provision for Loan Loss	1,025	1,075	(50)	-5%
Net Interest Income after Loan Loss	24,112	22,410	1,702	8%
Gain on sale of securities	9	80	(71)	-89%
Gain on sale of loans	1,009	1,191	(182)	-15%
Deposit service charges	2,139	1,756	383	22%
Other Income	4,848	4,506	342	8%
Total Other Operating Income	8,005	7,533	472	6%
Salaries and Benefits	11,594	10,476	1,118	11%
Premises and Equipment	3,543	3,590	(47)	-1%
Advertising and Marketing	1,223	1,482	(259)	-17%
Professional Services	1,561	1,631	(70)	-4%
Credit-related Collection/Foreclosure Costs	401	365	36	10%
FHLB Prepayment fee	-	570	(570)	-100%
Data Processing & Communication	981	582	400	69%
Other Operating Expense	2,351	2,326	25	1%
Total Noninterest Expense	21,655	21,022	634	3%
Income before Taxes	10,462	8,921	1,541	17%
Tax Provision	2,769	1,818	950	52%
Net Income	**$ 7,693**	**$ 7,103**	**$ 591**	8%
Earnings Per Share (Diluted)	**$ 3.13**	**$ 2.90**	**$ 0.22**	8%
Dividends Per Share	**$ 1.24**	**$ 1.16**	**$ 0.08**	7%


Net Interest Margin
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3.80%
3.80%
3.75%
3.70%
3.72%
2012
2013
2014
2015
2016
Years
The UBPR peer group are all insured commercial banks having assets between $300 million and $1 billion.
UBPR Peer Group
Fidelity
D&D Bancorp, Inc.

Condensed Balance Sheet

Dollars in Thousands	December 31, 2016	December 31, 2015	Y-T-D Variance	
Assets				
Cash & cash equivalents	$ 25,843	$ 12,277	$ 13,566	110%
Securities	130,037	125,232	4,805	4%
Loans and Leases	600,348	557,630	42,718	8%
Allowance for Loan Loss	(9,364)	(9,527)	163	-2%
Net Loans	590,984	548,103	42,881	8%
Premises & Equipment	17,164	16,723	441	3%
Other Assets	28,916	27,023	1,893	7%
TOTAL ASSETS	$ 792,944	$ 729,358	$ 63,587	9%
Liabilities & Equity				
Non-interest-bearing Demand Deposits	$ 211,153	$ 142,774	$ 68,379	48%
NOW, Savings, Money Markets	399,553	373,699	25,854	7%
Time Deposits	92,753	104,202	(11,449)	-11%
Total Deposits	703,459	620,675	82,784	13%
Short-term Borrowings	4,223	28,204	(23,981)	-85%
Other Liabilities	4,631	4,128	503	12%
TOTAL LIABILITIES	712,313	653,007	59,306	9%
Equity	80,631	76,351	4,280	6%
TOTAL LIABILITIES & EQUITY	$ 792,944	$ 729,358	$ 63,586	9%

Fidelity
D&D Bancorp, Inc.

Fidelity D & D Bancorp, Inc.


Balance Sheet Growth
($000)
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
2012
2013
2014
2015
2016
601,525
514,660
424,584
623,825
529,698
469,216
676,485
586,944
506,327
729,358
620,675
546,682
792,944
703,459
588,130
Deposits
Net Loans
Borrowings
Assets

Fidelity
D&D Bancorp, Inc.

Unaudited Income Statement Summary

Dollars in Thousands except per share information	Year-To-Date March 31, 2017	2016	Variance	
Net Interest Income	$ 6,678	$ 6,138	$ 540	9%
Provision for Loan Loss	325	150	175	117%
Net Interest Income after Loan Loss	6,353	5,988	365	6%
Gain on sale of loans	284	107	177	165%
Deposit service charges	543	488	55	11%
Other Income	1,279	1,092	187	17%
Total Other Operating Income	2,105	1,687	418	25%
Salaries and Benefits	3,085	2,875	210	7%
Premises and Equipment	985	918	67	7%
Advertising and Marketing	235	255	(20)	-8%
Professional Services	398	389	9	2%
Credit-related Collection/Foreclosure Costs	97	66	31	47%
Data Processing & Communication	303	188	115	61%
Other Operating Expense	694	697	(3)	0%
Total Noninterest Expense	5,797	5,388	409	8%
Income before Taxes	2,661	2,287	374	16%
Tax Provision	681	586	95	16%
Net Income	**$ 1,980**	**$ 1,701**	**$ 279**	16%
Earnings Per Share (Diluted)	**$ 0.80**	**$ 0.69**	**$ 0.11**	16%
Dividends Per Share	**$ 0.31**	**$ 0.27**	**$ 0.04**	15%

Fidelity
D&D Bancorp, Inc.


Net Interest Margin
4.00%
3.75%
3.50%
3.70%
3.66%
3.78%
3.73%
3.72%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Quarter Ended
The UBPR peer group are all insured commercial banks having assets between $300 million and $1 billion
UBPR Peer Group

Fidelity D&D Bancorp, Inc.

Condensed Balance Sheet

Dollars in Thousands * - Unaudited	March 31, 2017*	December 31, 2016	Y-T-D Variance		March 31, 2016*	Y-O-Y Variance	%
Assets							
Cash & cash equivalents	$ 29,116	$ 25,843	$ 3,273	13%	$ 41,091	$ (11,975)	-29%
Securities	154,223	130,037	24,186	19%	128,673	25,550	20%
Loans and Leases	623,130	600,348	22,782	4%	557,293	65,837	12%
Allowance for Loan Loss	(9,548)	(9,364)	(184)	2%	(9,384)	(164)	2%
Net Loans	613,582	590,984	22,598	4%	547,909	65,673	12%
Premises & Equipment	17,026	17,164	(138)	-1%	16,519	507	3%
Other Assets	38,739	28,916	9,823	34%	29,190	9,549	33%
TOTAL ASSETS	$ 852,686	$ 792,944	$ 59,742	8%	$ 763,382	$ 89,304	12%
Liabilities & Equity							
Non-interest-bearing Demand Deposits	$ 190,482	$ 211,153	$(20,671)	-10%	$ 157,358	$ 33,124	21%
NOW, Savings, Money Markets	441,324	399,553	41,771	10%	410,824	30,500	7%
Time Deposits	102,120	92,753	9,367	10%	99,729	2,391	2%
Total Deposits	733,926	703,459	30,467	4%	667,911	66,015	10%
Short-term Borrowings	14,699	4,223	10,476	248%	12,765	1,934	15%
FHLB Advances	17,000	-	17,000	100%	-	17,000	100%
Other Liabilities	4,868	4,631	237	5%	4,397	471	11%
TOTAL LIABILITIES	770,493	712,313	58,180	8%	685,073	85,420	12%
Equity	82,193	80,631	1,562	2%	78,309	3,884	5%
TOTAL LIABILITIES & EQUITY	$ 852,686	$ 792,944	$ 59,742	8%	$ 763,382	$ 89,304	12%

Fidelity
D&D Bancorp, Inc.

Capital Adequacy Ratios

	March 31, 2017	December 31, 2016	March 31, 2016	Well Capitalized
Total - Risk Based Capital	14.4%	14.9%	15.1%	10.5%
Tier I - Common Equity	13.2%	13.6%	13.9%	7.0%
Tier I - Risk Based Capital	13.2%	13.6%	13.9%	8.5%
Leverage	9.9%	10.3%	10.1%	5.0%

Core Earnings Per Share



$2.13
$2.35
$2.59
$2.89
$3.18
2012
2013
2014
2015
2016

CAGR 10.54%

Dividend Per Share



$1.00
$1.10
$1.10
$1.16
$1.24
2012
2013
2014
2015
2016

CAGR 5.53%

Fidelity BANK

Fidelity D & D Bancorp, Inc.



Total Return Performance
Fidelity D & D Bancorp, Inc.
NASDAQ Composite
SNL Bank Pink > $500M
Index Value
220
200
180
160
140
120
100
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
CAGR 16.27%

	Period Ending					
Index	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16
Fidelity D & D Bancorp, Inc.	100.00	103.59	139.86	180.97	195.61	212.46
NASDAQ Composite	100.00	117.45	164.57	188.84	201.98	219.89
SNL Bank Pink > $500M	100.00	110.28	134.05	157.12	174.50	203.22

Fidelity BANK

Loan Growth

(Dollars in Thousands)



$435,129
$470,133
$507,488
$548,103
$590,984
2012
2013
2014
2015
2016

CAGR 7.95%

New Loans Originated 2016


LOAN APPLICATION
SECTION A: PERSONAL INFORMATION

Over $274 Million

Mortgage

- #1 Mortgage Lender in Northeastern PA 7th year in a row
- Best Bank for Mortgages Scranton Times



Retail and Business Checking

(Dollars in Millions)



$166
$194
$196
$206
$231
2012
2013
2014
2015
2016

CAGR 8.55%

New Relationship Retail Checking (not Free!)

- Unique Products per household
  - 2016 – 4.28 vs
  - 2010 - 3.97
- Profit Per Household
  - 2016 - $216
  - 2010 - $55
- 2016 Household Retention

  Total Bank 91% vs Peer Benchmark of 85%

Non-interest Income

(Dollars in Thousands)


$5,637
$7,324
$6,755
$7,453
$7,996
2012
2013
2014
2015
2016

CAGR 9.13%

Wealth Management

(Dollars in Thousands)



$1,130
$1,189
$1,219
$1,243
$1,307
2012
2013
2014
2015
2016

CAGR 3.70%

Fidelity BANK

Wealth Management



William P. McAndrew
Senior Vice President and
Investment Advisor

Bill has ranked 15 out of 400 Invest Financial Representatives making him in the top 4% of the United States, Congrats Bill!

Asset Quality



Total Past Due & Non Accrual %
2.5
2
1.5
1
0.5
0
1.78
1.24
1.48
1.44
2.33
2.02
1.62
1.74
1.60
Dec
Mar
June
Sep
Dec
Mar
June
Sep
Dec
2014 - 2015 - 2016

Continuous Improvement


Fidelity BANK
Fidelity BANK
VISA
Fidelity

- Eynon into Peckville Consolidation
- Wayne West Scranton Bank Branch
- Gratz Trust Department
- Fidelity At work
- EMV Chip Card

Above the Crowd Financial Performance

- Top 200 Bank in the Country American Banker
  - Fourth Consecutive Year –
- 5 Star Bauer Rating
  - Fourth Consecutive Year

Delivery of the strategic vision.

"Get closer than ever to your customer. So close that you tell them what they need well before they realize it themselves."

-Steve Jobs, Apple



The Relationship Model

The Fidelity Bank Relationship Culture

- Based on a genuine relationship
- Meets and exceeds client and prospect expectations
- A proactive sales process that delivers results

What is important to individuals, families and local businesses needs to be what is important to us.

Unaided Brand Awareness

2016 Blind awareness study – conducted 8/16

- 13.3% share – 2nd to PNC

- Fidelity Bank outperforms the local competition on multiple criteria when giving a rating of extremely satisfied

Criteria	Fidelity Bank	All Banks
Friendliness of Tellers	79.4%	61.3%
Professionalism Bank Mgt.	73.5%	54.7%
Appearance of Branches	70.6%	49.6%
Reputation	67.6%	48.7%
Product & Srv Offerings	58.8%	42.7%

Leaders in customer experience lead in profits

- Companies that lead in customer experience outperform financially the S & P 500 by 29% and outperform the customer experience laggards by 75%.



Company Profit
29%
S&P 500
75%
Customer Experience Leaders
Customer Experience Benchmark

Surveying the customer experience

FIDELITY BANK AVERAGE

76

Global Benchmark

37

NPS FOR MORTGAGE

FIDELITY BANK AVERAGE

65

Global Benchmark

37

NPS FOR RETAIL

FIDELITY BANK AVERAGE

56

Global Benchmark

37

NPS FOR BUSINESS

NET PROMOTER SCORE

Decline in teller transactions





- Teller transactions are dropping
- Electronic transactions are increasing…such as debit cards, ACH, direct deposit, web bill pay, and person to person payments

Customers aren't abandoning branches, but they are using them less.

- They still use them
  - 61% still visit a bank branch at least once per quarter

- It is the primary sales channel
  - Branches are still the primary channel for customer acquisition and consultative sales for both consumers and small business
  - Only a small segment are willing to go totally branchless. Internet-only banks have had a hard time attracting core DDA.

Universal Banker



BANK

- Enhanced customer experience
- Higher level of Banker
- Refocus on sales growth, taking low-value interactions to other channels
- Improved employee retention and satisfaction
- Improved customer satisfaction

Enhanced Responsive Delivery channels


Fidelity BANK
Is your business ready to accept Credit Card payments?
DELL


1,000,000
VIEWS OF OUR NEW WEBSITE!

<u>In less than 6 months of launching</u>

Mobile Channel Optimization

Business Mobiliti coming in 2017


Fidelity BANK
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Focus on Training 2017

- ✓ More hours and initiatives approved then ever before
- ✓ Universal Banker Training
- ✓ Fidelity Bank University
- ✓ Integrated Teller Training
- ✓ Products and Services training
- ✓ Continuous Improvement by Learning our craft

Our Community Service can't be match!


Fidelity BANK


Central City Little League




Before


After

Our Community Service can't be match!

PAINT the TOWN

NeighborWorks
NORTHEASTERN PENNSYLVANIA





United Way
Day of Caring

876 TOTAL HOURS!
$580 thousand of Financial Support

New Markets, New Initiatives


Dallas
Pittston
Kingston

Luzerne County

Luzerne County Advisory Board

- William Joyce – Chairman
- Thomas Blaskiewicz
- Brent Berger
- Thomas Egan
- John Jablowksi
- Atty. Lawrence Moran
- Atty. Cathy O'Donnell
- David Rudis, CPA

New Dallas Location


Fidelity BANK


415
Misericordia University
Back Mountain
Dallas
Lehman
Shavertown
Map data ©2017 Google
Dallas



Positioning the Corporate Center for the *future*.


Fidelity BANK

3D Render of Corporate Headquarters

Looking Down the Road

- *"If we don't like change, we will like irrelevance even less."* -General Eric Shinseki



"Teamwork is the ability to work together toward a common vision. The ability to direct individual accomplishments toward organizational objectives. It is the fuel that allows common people to attain uncommon results." -Andrew Carnegie